Exhibit 10.1

IAC FINANCECO 2, INC.

0.875% Exchangeable Senior Notes due 2026

Registration Rights Agreement

May 28, 2019

J.P. Morgan Securities LLC

Goldman Sachs & Co. LLC

As representatives of the several Initial Purchasers

c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

Ladies and Gentlemen:

IAC FinanceCo 2, Inc., a Delaware corporation (the “Issuer”), proposes to issue and sell to certain purchasers (in their role in the Initial Placement, as hereinafter defined, the “Initial Purchasers”), for whom you (the “Representatives”) are acting as representatives, its 0.875% Exchangeable Senior Notes due 2026 (the “Notes”), upon the terms set forth in the Purchase Agreement by and among the Issuer, IAC/InterActiveCorp, a Delaware corporation and the parent of the Issuer (“IAC”), and the Representatives, dated as of May 21, 2019 (the “Purchase Agreement”), relating to the initial placement (the “Initial Placement”) of the Notes.  In certain circumstances, the Notes will be exchangeable for (i) cash, (ii) shares of the Reference Common Stock (as defined below) or (iii) a combination thereof, at the Issuer’s election, in accordance with the terms of the Notes and the Indenture (as defined below).  The obligations of the Issuer in respect of the Notes will be guaranteed on a senior unsecured basis by IAC pursuant to the terms of the Indenture and the guarantee included in the Indenture.  To induce the Initial Purchasers to enter into the Purchase Agreement and to satisfy their obligations thereunder, the holders of the Notes will have the benefit of this registration rights agreement (this “Agreement”) by and among the Issuer, IAC and the Initial Purchasers whereby the Issuer and IAC agree with you for your benefit and the benefit of the Holders (including the Initial Purchasers), as follows:

1.              Definitions.  Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement.  As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Affiliate” shall have the meaning specified in Rule 405 under the Act and the terms “controlling” and “controlled” shall have meanings correlative thereto.

“Automatic Shelf Registration Statement” shall mean a Registration Statement filed by a Well-Known Seasoned Issuer on Form S-3ASR.

“Broker-Dealer” shall mean any broker or dealer registered as such under the Exchange Act.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Commission” shall mean the Securities and Exchange Commission.

“Deferral Period” shall have the meaning set forth in Section 3(i) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Final Memorandum” shall mean the final offering memorandum, dated as of May 21, 2019, relating to the Notes, including any and all annexes thereto and any information incorporated by reference therein as of such date.

“FINRA” shall mean the Financial Industry Regulatory Authority or any successor agency thereto.

“Holder” or “Holders” means, as applicable, (i) a holder from time to time of the Notes, or (ii) a person who is a beneficial owner of Registrable Securities or who would become a beneficial owner of the Registrable Securities if the Notes were exchangeable within 60 days.

“IAC” shall have the meaning set forth in the preamble hereto.

“IAC Common Stock” shall mean the Common Stock of IAC, par value $0.001 per share, issuable upon exchange of the Notes.

“IAC Shelf Registration Period” shall have the meaning set forth in Section 2(a) hereof.

“Indenture” shall mean the Indenture relating to the Notes, dated the date hereof, by and among the Issuer, IAC, as guarantor, and Computershare Trust Company, N.A., as trustee, as the same may be amended from time to time in accordance with the terms thereof.

“Initial Placement” shall have the meaning set forth in the preamble hereto.

“Initial Purchasers” shall have the meaning set forth in the preamble hereto.

“Inspectors” shall have the meaning set forth in Section 3(m)(i) hereof.

“Issue Date” shall mean May 28, 2019.

“Issuer” shall have the meaning set forth in the preamble hereto.

“Joinder Agreement” shall have the meaning set forth in Section 2(a) hereof.

“Losses” shall have the meaning set forth in Section 5(d) hereof.

“Majority Holders” shall mean, on any date, Holders of at least 51% of the Reference Common Stock registered under the Shelf Registration Statement.

“Managing Underwriters” shall mean the investment banker or investment bankers and manager or managers that administer an underwritten offering, if any, conducted pursuant to Section 6 hereof.

“Notes” shall have the meaning set forth in the preamble.

“Notice and Questionnaire” shall mean a written notice delivered to the Registration Rights Agreement Party substantially in the form attached as Annex A to the Final Memorandum.

“Notice Holder” shall mean, on any date, any Holder that has delivered a properly completed Notice and Questionnaire to the Registration Rights Agreement Party on or prior to such date.

“Prospectus” shall mean a prospectus included in the Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or Rule 430B under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Reference Common Stock covered by the Shelf Registration Statement, and all amendments and supplements thereto, including any and all exhibits thereto and any information incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble hereto.

“Records” shall have the meaning set forth in Section 3(m)(i) hereof.

“Reference Common Stock” shall mean, on any date, each class of common stock for which the Notes would be exchangeable or into which the Notes would be convertible on such date, which on the Issue Date shall be IAC Common Stock.

“Reference Entity” shall mean, on any date, the legal entity whose common stock is the Reference Common Stock on such date, which on the Issue Date shall be IAC.

“Registration Default” shall have the meaning set forth in Section 7 hereof.

“Registration Default Damages” shall have the meaning set forth in Section 7 hereof.

“Registration Rights Agreement Party” shall have the meaning set forth in Section 2(c) hereof.

“Registrable Securities” shall mean shares of Reference Common Stock initially issuable in exchange for the Notes initially sold to the Initial Purchasers pursuant to the Purchase Agreement other than those that have (i) been registered under a Shelf Registration Statement and disposed of in accordance therewith, (ii) become eligible to be sold without restriction as contemplated by Rule 144 under the Act or any successor rule or regulation thereto that may be adopted by the Commission, (iii) ceased to be outstanding, whether as a result of redemption, repurchase, cancellation, exchange or otherwise, or (iv) been sold to the public pursuant to Rule 144 under the Act.

“Representatives” shall have the meaning set forth in the preamble hereto.

“Shelf Registration Period” shall have the meaning set forth in Section 2(c) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Registration Rights Agreement Party pursuant to the provisions of Section 2 hereof which covers some or all of the Reference Common Stock on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“underwriter” shall mean any underwriter of Reference Common Stock in connection with an offering thereof under the Shelf Registration Statement.

“Well-Known Seasoned Issuer” shall have the meaning set forth in Rule 405 under the Act.

2.              Shelf Registration.  (a) IAC shall use commercially reasonable efforts to (i) file a Shelf Registration Statement (which shall be, if IAC is then a Well-Known Seasoned Issuer, an Automatic Shelf Registration Statement) with the Commission and to cause such Shelf Registration Statement to become effective on or prior to the 181st day after the Issue Date, covering resales of the shares of the IAC Common Stock, if any, issuable upon exchange of the Notes; and (ii) keep such Shelf Registration Statement effective until the earlier of (A) the 20th trading day immediately following the maturity date of the Notes and (B) the date on which there are no longer any Notes or “restricted” (within the meaning of Rule 144) shares of IAC Common Stock outstanding that have been received upon exchange of the Notes (such period, the “IAC Shelf Registration Period”); provided, however, that IAC shall not be required to keep such Shelf Registration Statement effective if (x) IAC is no longer the Reference Entity and (y) the successor Reference Entity has executed a joinder agreement to this Agreement (a “Joinder Agreement”) substantially in the form of Exhibit A hereto in accordance with Section 2(b) hereof.

(b)         On or prior to any date on which a successor Reference Entity guarantees, on a senior unsecured basis, the Issuer’s obligations (or, if the prior Reference Entity has become the issuer of the Notes, the prior Reference Entity’s obligations) under the Notes and the Indenture or assumes the Issuer’s obligations as the issuer of the Notes, as applicable, such successor Reference Entity shall execute a Joinder Agreement substantially in the form of Exhibit A hereto, and such successor Reference Entity shall use commercially reasonable efforts to (i) file a Shelf Registration Statement (which shall be, if such successor Reference Entity is then a Well-Known Seasoned Issuer, an Automatic Shelf Registration Statement) with the Commission and to cause such Shelf Registration Statement to become effective on or prior to the 181st day after the relevant date on which such successor Reference Entity guarantees, on a senior unsecured basis, the Issuer’s obligations (or, if the prior Reference Entity has become the issuer of the Notes, the prior Reference Entity’s obligations) under the Notes and the Indenture or assumes the Issuer’s obligations as the issuer of the Notes, as applicable, covering resales of the shares of Reference Common Stock, if any, issuable upon exchange or conversion of the Notes; and (ii) keep such Shelf Registration Statement effective until the earlier of (A) the 20th trading day immediately following the maturity date of the Notes and (B) the date on which there are no longer any Notes or “restricted” (within the meaning of Rule 144) shares of the Reference Common Stock outstanding that have been received upon exchange or conversion of the Notes (each such period, the “Successor Reference Entity Shelf Registration Period”); provided, however, that such successor Reference Entity shall not be required to keep such Shelf Registration Statement effective if (x) such successor Reference Entity is no longer the Reference Entity and (y) another successor Reference Entity has entered into a Joinder Agreement in accordance with this Section 2(b).

(c)          IAC or any successor Reference Entity, as applicable (the “Registration Rights Agreement Party”), shall be deemed not to have used its commercially reasonable efforts to keep the Shelf Registration Statement effective during the IAC Shelf Registration Period or the Successor Entity Shelf Registration Period, as applicable (the “Shelf Registration Period”), if it voluntarily takes any action that would result in Holders of Registrable Securities not being able to offer and sell such Reference Common Stock at any time during the applicable Shelf Registration Period, unless such action is (x) required by applicable law or otherwise undertaken by the Registration Rights Agreement Party in good faith and for valid business reasons (not including avoidance of the Registration Rights Agreement Party’s obligations hereunder), including, without limitation, the acquisition or divestiture of assets, or (y) permitted by Section 3(i) hereof.

(d)         The Registration Rights Agreement Party shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Act; and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus), in the light of the circumstances under which they were made, not misleading.

(e)          The Registration Rights Agreement Party shall use commercially reasonable efforts to notify the Holders of the anticipated effective date of the Shelf Registration Statement at least 15 Business Days prior to the anticipated effective date thereof.  Each Holder agrees that if such Holder wishes to sell Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(e).  Each Holder seeking to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees that it shall:

(i)            complete and deliver a Notice and Questionnaire and such other information as the Registration Rights Agreement Party may reasonably request in writing, if any, to the Registration Rights Agreement Party at least 10 Business Days prior to the anticipated effective date of the Shelf Registration Statement as set forth in the notice to Holders.  If a Holder does not timely or reasonably correctly complete and deliver a Notice and Questionnaire or provide the other information the Registration Rights Agreement Party may reasonably request in writing, that Holder will not be named as a selling securityholder in the Prospectus and will not be permitted to sell its Registrable Securities under the Shelf Registration Statement.  From and after the effective date of the Shelf Registration Statement, the Registration Rights Agreement Party shall use reasonable best efforts, as promptly as is practicable after the date a Notice and Questionnaire is timely delivered, and in any event within 20 Business Days after such date, (i) if required by applicable law, to file with the Commission a post-effective amendment to the Shelf Registration Statement or to prepare and, if permitted or required by applicable law, to file a supplement to the related Prospectus or an amendment or supplement to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus, and so that such Holder is permitted to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Registration Rights Agreement Party shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment to be declared effective under the Act as promptly as is practicable; provided, that the Registration Rights Agreement Party shall not be required to file more than one post-effective amendment or supplement to the related Prospectus in any 90-day period in accordance with this Section 2(e)(i); (ii) provide such Holder, upon request, one copy of any documents filed pursuant to this Section 2(e)(i); and (iii) notify such Holder as promptly as practicable after the effectiveness under the Act of any post-effective amendment filed or the filing of any supplement to the related Prospectus, pursuant to this Section 2(e)(i); provided, that if such Notice and Questionnaire is delivered during a Deferral Period, the Registration Rights Agreement Party shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 3(i) hereof.  Notwithstanding anything contained herein to the contrary, the Registration Rights Agreement Party shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in the Shelf Registration Statement or related Prospectus; provided, however, that any Holder that becomes a Notice Holder pursuant to the provisions of this Section 2(e) (whether or not such Holder was a Notice Holder at the effective date of the Shelf Registration Statement) shall be named as a selling securityholder in the Shelf Registration Statement or related Prospectus in accordance with the requirements of this Section 2(e);

(ii)           to the extent required by applicable law, deliver a Prospectus to the purchaser of such Reference Common Stock;

(iii)          notify the Registration Rights Agreement Party when it has sold all of the Registrable Securities or shares of Reference Common Stock held by it; and

(iv)          promptly notify the Registration Rights Agreement Party in the event that any information supplied by such Holder in writing for inclusion in the Registration Statement or related Prospectus is untrue or omits to state a material fact required to be stated therein or necessary to make such information not misleading in the light of the circumstances then existing; immediately discontinue any sale or other disposition of such Reference Common Stock pursuant to the Registration Statement until the filing of an amendment or supplement to such Prospectus as may be necessary so that such Prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and use reasonable best efforts to assist the Registration Rights Agreement Party as may be appropriate to make such amendment or supplement effective for such purpose.

3.              Registration Procedures.  The following provisions shall apply in connection with the Shelf Registration Statement.

(a)         The Registration Rights Agreement Party shall:

(i)            furnish to each of the Representatives and to counsel for the Notice Holders (as appointed in accordance with Section 4 hereof), not less than five Business Days prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein (including all documents incorporated by reference therein after the initial filing) and shall consider in good faith any modifications thereto resulting from comments as the Representatives reasonably propose; and

(ii)           include information regarding the Notice Holders and the methods of distribution they have elected for their Registrable Securities provided to the Registration

Rights Agreement Party in any Notice and Questionnaire as necessary to permit such distribution by the methods specified therein.

(b)         The Registration Rights Agreement Party shall ensure that:

(i)            the Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act; and

(ii)           the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)          The Registration Rights Agreement Party shall advise the Representatives, the Notice Holders and any underwriter that has provided in writing to the Registration Rights Agreement Party a telephone or facsimile number and address for notices, and confirm such advice in writing (which notice pursuant to clauses (ii) through (v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Registration Rights Agreement Party shall have remedied the basis for such suspension):

(i)            when the Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii)           of any request by the Commission for any amendment or supplement to the Shelf Registration Statement or the Prospectus or for additional information;

(iii)          of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceeding for that purpose or any other lapse in the effectiveness of the Shelf Registration Statement during the Shelf Registration Period;

(iv)          of the receipt by the Registration Rights Agreement Party of any notification with respect to the suspension of the qualification of the Reference Common Stock included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

(v)           of the occurrence of any event that requires any change in the Shelf Registration Statement or the Prospectus so that, as of such date, they (A) do not contain any untrue statement of a material fact and (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(d)         The Registration Rights Agreement Party shall use its commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of the Shelf Registration Statement or the qualification of the securities therein for sale in any jurisdiction and, if issued, to obtain as soon as possible the withdrawal thereof.

(e)          Upon request, the Registration Rights Agreement Party shall furnish to each Notice Holder, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, and, if a Notice Holder so requests in writing, all exhibits thereto.

(f)           During the Shelf Registration Period, the Registration Rights Agreement Party shall promptly deliver to each Initial Purchaser, each Notice Holder and any sales or placement agents or underwriters acting on their behalf, without charge, as many copies of the Prospectus (including the preliminary Prospectus, if any) included in the Shelf Registration Statement and any amendment or supplement thereto as any such person may reasonably request.  The Registration Rights Agreement Party consents to the use of the Prospectus or any amendment or supplement thereto by each of the foregoing in connection with the offering and sale of the Registrable Securities.

(g)          Prior to any offering of Reference Common Stock pursuant to the Shelf Registration Statement, the Registration Rights Agreement Party shall use commercially reasonable efforts to (i) arrange for the qualification of the Reference Common Stock for offer and sale under the securities or “blue sky” laws of such states of the United States as any Notice Holder shall reasonably request and shall maintain such qualification in effect so long as required to enable such Notice Holder to consummate the disposition in such jurisdictions of the Reference Common Stock owned by such Notice Holder, and (ii) cooperate with the Holders in connection with any filings required to be made with FINRA; provided, that in no event shall the Registration Rights Agreement Party be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to taxation or service of process in suits, other than those arising out of the Initial Placement or any offering pursuant to the Shelf Registration Statement, in any jurisdiction where it is not then so subject.

(h)         Upon the occurrence of any event contemplated by subsections (c)(ii) through (v) above, the Registration Rights Agreement Party shall promptly (or within the time period provided for by Section 3(i) hereof, if applicable) prepare and file a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document to remedy the basis for any suspension of the Shelf Registration Statement and so that, as thereafter delivered to each Initial Purchaser, each Notice Holder and any sales or placement agents or underwriters acting on their behalf, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  If the Registration Rights Agreement Party notifies the Holders in accordance with subsections (c)(ii) through (v) above to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made, then the Holders of the Securities shall suspend the use of such Prospectus.

(i)             Upon the occurrence or existence of any pending corporate development, public filing with the Commission or any other business reason that, in the reasonable judgment of the Registration Rights Agreement Party, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus, the Registration Rights Agreement Party shall give notice (without notice of the nature or details of such events) to the Notice Holders that the availability of the Shelf Registration Statement is suspended and, upon actual receipt of any such notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration Statement until such Notice Holder’s receipt of copies of the supplemented or amended Prospectus provided for in Section 3(h) hereof, or until it is advised in writing by the Registration Rights Agreement Party that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.  The period during which the availability of the Shelf Registration Statement and any Prospectus is suspended pursuant to this Section 3(i) (the “Deferral Period”) shall not exceed 45 days in any 90-day period or 120 days in any 360-day period; provided, that, if the event triggering the Deferral Period relates to a proposed or pending material business transaction, the disclosure of which the board of directors of the Registration Rights Agreement Party or a committee thereof determines in good faith would be reasonably likely to impede the ability to consummate the transaction or would otherwise be detrimental to the Registration Rights Agreement Party and its subsidiaries taken a whole, the Registration Rights Agreement Party may extend the Deferral Period from 45 days to 60 days in any 90-day period or from 120 days to 150 days in any 360-day period.  Each Notice Holder, by its acceptance of the Notes, agrees to hold any such suspension notice in strict confidence.

(j)            The Registration Rights Agreement Party shall comply with all applicable rules and regulations of the Commission and shall make generally available to its securityholders an earnings statement satisfying the provisions of Section 11(a) of, and Rule 158 under, the Act as soon as practicable after the effective date of the Shelf Registration Statement and in any event no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Registration Rights Agreement Party’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement.

(k)         The Registration Rights Agreement Party may require each Holder of Reference Common Stock to be sold pursuant to the Shelf Registration Statement to furnish to the Registration Rights Agreement Party such information regarding the Holder and the distribution of such Reference Common Stock as the Registration Rights Agreement Party may from time to time reasonably require for inclusion in the Shelf Registration Statement.  The Registration Rights Agreement Party may exclude from the Shelf Registration Statement the Reference Common Stock of any Holder that fails to furnish such information within ten Business Days after receiving such request.

(l)             Subject to Section 6 hereof, the Registration Rights Agreement Party shall enter into customary agreements (including, if requested, an underwriting agreement in customary form) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Reference Common Stock, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain customary indemnification provisions and procedures.

(m)          Subject to Section 6 hereof, the Registration Rights Agreement Party shall:

(i)            make reasonably available for inspection by not more than one representative appointed by the Majority Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement, and one firm of attorneys and one accounting firm retained by the Holders (collectively, the “Inspectors”) all relevant financial and other records and pertinent corporate documents of the Registration Rights Agreement Party and its subsidiaries that are referenced in the Shelf Registration Statement (collectively, the “Records”).  Records that the Registration Rights Agreement Party determines, in good faith, to be confidential or privileged and any Records that it notifies the Inspectors are confidential or privileged shall not be disclosed by any Inspector, unless (A) the disclosure of such Records is necessary to avoid or correct a material misstatement or material omission in the Shelf Registration Statement if a Shelf Registration Statement is then available, (B) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (C) disclosure of such information is, in the opinion of counsel for the Majority Holders, necessary or advisable in connection with any action, claim, suit or proceeding, directly involving or potentially involving the Holders or their Inspectors and arising out of, based upon, relating to, or involving this Agreement or any transactions contemplated hereby or arising hereunder or (D) the information in such Records has been made generally available to the public other than as a result of disclosure in violation of confidentiality obligations or through the acts of the Inspectors; provided, however, that prior notice shall be provided as soon as practicable to the Registration Rights Agreement Party of the potential disclosure of any information by such Inspector pursuant to clauses (B) or (C) of this Section 3(m)(i) to permit the Registration Rights Agreement Party to obtain a protective order (or waive the provisions of this Section 3(m)).  Each Inspector shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such actions are otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holder or any Inspector, unless and until such information in such Records has been made generally available to the public other than as a result of a breach of this Agreement;

(ii)           cause the Registration Rights Agreement Party’s officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or Inspector in connection with the Shelf Registration Statement as is customary for similar due diligence examinations;

(iii)          make such representations and warranties to the Holders of Reference Common Stock registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters, including, but not limited to, those set forth in the Purchase Agreement;

(iv)          obtain opinions of counsel to the Registration Rights Agreement Party and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

(v)           obtain “comfort” letters and updates thereof from the independent certified public accountants of the Registration Rights Agreement Party (and, if necessary, any other independent certified public accountants of any subsidiary of the Registration Rights Agreement Party or of any business acquired by the Registration Rights Agreement Party for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to the underwriters, if any, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with primary underwritten offerings; and

(vi)          deliver such documents and certificates as may be reasonably requested by the Managing Underwriters, if any, including those to evidence compliance with Section 3(i) hereof and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Registration Rights Agreement Party.

The actions set forth in clauses (iii) through (vi) of this Section 3(m) shall be performed in connection with any underwriting or similar agreement as and to the extent required thereunder.

(n)         In the event that any Broker-Dealer registered under the Exchange Act shall underwrite any Reference Common Stock or participate in a public offering (within the meaning of the rules of FINRA) as a member of an underwriting syndicate or selling group, whether as a Holder of such Reference Common Stock or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Registration Rights Agreement Party shall reasonably assist such Broker-Dealer in complying with the applicable rules and regulations of FINRA.

(o)         The Registration Rights Agreement Party shall use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Reference Common Stock covered by the Shelf Registration Statement.

4.              Registration Expenses.  The Registration Rights Agreement Party shall bear all expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall reimburse the Holders for the reasonable fees and disbursements of one firm or counsel (which shall be a nationally recognized law firm experienced in securities matters designated by the Majority Holders) to act as counsel for the Holders in connection therewith; provided, however, that such expenses shall not include, and the Registration Rights Agreement Party shall not have any obligation to pay, any underwriting fees, discounts or commissions attributable to the sale of such Registrable Securities, or any fees and expenses of any Broker-Dealer or other financial intermediary engaged by any Holder.

5.              Indemnification and Contribution.  (a)  The Registration Rights Agreement Party agrees to indemnify and hold harmless each Holder covered by the Shelf Registration Statement, each Initial Purchaser, the directors, officers, employees, Affiliates and agents of each such Holder or Initial Purchaser and each person who controls any such Holder or Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Registration Rights Agreement Party will not be liable (x) in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Registration Rights Agreement Party by or on behalf of the party claiming indemnification specifically for inclusion therein or (y) to any Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Reference Common Stock concerned, to the extent that a Prospectus relating to such Reference Common Stock was required to be delivered (including through satisfaction of the conditions of Commission Rule 172) by such Holder by the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder results from the fact that there was not conveyed to such person, at or prior to the time of the sale of such Reference Common Stock to such person, an amended or supplemented prospectus or a free writing prospectus of the Registration Rights Agreement Party, in each case, correcting such untrue statement or omission or alleged untrue statement or omission if the Registration Rights Agreement Party had previously furnished copies thereof to such Holder.  This indemnity agreement shall be in addition to any liability that the Registration Rights Agreement Party and the Issuer may otherwise have to the indemnified party.

The Registration Rights Agreement Party also agrees to indemnify as provided in this Section 5(a) or contribute as provided in Section 5(d) hereof to Losses of each underwriter, if any, of Reference Common Stock registered under the Shelf Registration Statement, its directors, officers, employees, Affiliates or agents and each person who controls such underwriter on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this paragraph (a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 3(l) hereof.

(b)         Each Holder of securities covered by the Shelf Registration Statement (including each Initial Purchaser that is a Holder, in such capacity) severally and not jointly agrees to indemnify and hold harmless the Registration Rights Agreement Party and the Issuer, each of their respective directors, each of their respective officers who signs the Shelf Registration Statement and each person who controls the Registration Rights Agreement Party or the Issuer within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Registration Rights Agreement Party and the Issuer to each such Holder, but only with reference to written information relating to such Holder furnished to the Registration Rights Agreement Party or the Issuer by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity.  This indemnity agreement shall be acknowledged by each Notice Holder that is not an Initial Purchaser in such Notice Holder’s Notice and Questionnaire and shall be in addition to any liability that any such Notice Holder may otherwise have to the Registration Rights Agreement Party or the Issuer.

(c)          Promptly after receipt by an indemnified party under this Section 5 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof; provided that the failure so to notify the indemnifying party (i) will not relieve it from liability under Section 5(a) or 5(b) above unless and to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in Section 5(a) or 5(b) above.  The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party.  Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, as reasonably determined by such counsel; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, based on advice of counsel, that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.  It is understood and agreed that the indemnifying party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate law firm (in addition to any local counsel) for all indemnified persons, and that all such fees and expenses shall be reimbursed as they are incurred.  An indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such claim or action), unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d)         In the event that the indemnity provided in Section 5(a) or 5(b) is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party will contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending loss, claim, liability, damage or action) (collectively, “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Shelf Registration Statement which resulted in such Losses; provided, however, that in no case shall any Initial Purchaser be responsible, in the aggregate, for any amount in excess of the commission applicable to the Notes, as set forth in the Final Memorandum nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Shelf Registration Statement which resulted in such Losses; provided, further, that no such Holder will be required to contribute any amount in excess of the public offering price of all such shares of the Reference Common Stock offered by it pursuant to such Shelf Registration Statement.  If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations.  Benefits received by the Registration Rights Agreement Party and the Issuer shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) as set forth in the Final Memorandum.  Benefits received by the Initial Purchasers shall be deemed to be equal to the total commissions as set forth in the Final Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of the public offering price of all such shares of Reference Common Stock offered by it pursuant to such Shelf Registration Statement.  Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Shelf Registration Statement which resulted in such Losses.  Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above.  Notwithstanding the provisions of this Section 5(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 5, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Registration Rights Agreement Party or the Issuer within the meaning of either the Act or the Exchange Act, each officer of the Registration Rights Agreement Party or the Issuer who shall have signed the Shelf Registration Statement and each director of the Registration Rights Agreement Party or the Issuer shall have the same rights to contribution as the Registration Rights Agreement Party and the Issuer, subject in each case to the applicable terms and conditions of this Section 5(d).

(e)          The provisions of this Section 5 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Registration Rights Agreement Party or the Issuer or any of the indemnified persons referred to in this Section 5, and shall survive the sale by a Holder of securities covered by the Shelf Registration Statement.

6.              Underwritten Registrations.

(a)         In no event will the method of distribution of Registrable Securities take the form of an underwritten offering without the prior written consent of the Registration Rights Agreement Party.  Such consent may be conditioned on waivers of any of the obligations in Section 3, Section 4 or Section 5 of this Agreement.

(b)         If any shares of Reference Common Stock covered by the Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Registration Rights Agreement Party.

(c)          No person may participate in any underwritten offering pursuant to the Shelf Registration Statement, unless such person (i) agrees to sell such person’s shares of Reference Common Stock on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

7.              Registration Defaults.  If any of the following events shall occur (each, a “Registration Default”), then the Issuer (or, if the Registration Rights Agreement Party has assumed the Issuer’s obligations as issuer of the Notes, the Registration Rights Agreement Party) shall pay liquidated damages (the “Registration Default Damages”) to the applicable Holders as follows:

(a)         if the Shelf Registration Statement (which shall be, if the Registration Rights Agreement Party is then a Well-Known Seasoned Issuer, an Automatic Shelf Registration Statement) is not filed with the Commission and effective on or prior to the 181st day following the Issue Date (in the case of IAC) or the relevant date on which the successor Reference Entity guarantees, on a senior unsecured basis, the Issuer’s obligations (or, if the prior Reference Entity has become the issuer of the Notes, the prior Reference Entity’s obligations) under the Notes and the Indenture or assumes the Issuer’s obligations as the issuer of the Notes, as applicable (in the case of a successor Reference Entity), then commencing on the 182nd day after the Issue Date (in the case of IAC) or the relevant date on which the successor Reference Entity guarantees, on a senior unsecured basis, the Issuer’s obligations (or, if the prior Reference Entity has become the issuer of the Notes, the prior Reference Entity’s obligations) under the Notes and the Indenture or assumes the Issuer’s obligations as the issuer of the Notes, as applicable (in the case of a successor Reference Entity), Registration Default Damages shall accrue on the aggregate outstanding principal amount of the Notes, at a rate of 0.25% per annum for the first 90 days from and including such 182nd day and 0.50% per annum thereafter; or

(b)         [Reserved];

(c)          if the Shelf Registration Statement has been declared or becomes effective but ceases to be effective for the offer and sale of the Registrable Securities, other than (i) in connection with a Deferral Period or (ii) as a result of a requirement to file a post-effective amendment or supplement to the Prospectus to make changes to the information regarding selling securityholders or the plan of distribution provided for therein, at any time during the Shelf Registration Period and the Registration Rights Agreement Party does not cure the lapse of effectiveness or usability within ten Business Days (or, if a Deferral Period is then in effect and subject to the ten Business Day filing requirement and the proviso regarding the filing of post-effective amendments in Section 2(e) with respect to any Notice and Questionnaire received during such period, within ten Business Days following the expiration of such Deferral Period or period permitted pursuant to Section 2(e)), then Registration Default Damages shall accrue on the aggregate outstanding principal amount of the Notes at a rate of 0.25% per annum for the first 90 days from and including the day following such tenth Business Day and 0.50% per annum thereafter; or

(d)         if the Registration Rights Agreement Party through its omission fails to name as a selling securityholder any Holder that had complied timely with its obligations hereunder in a manner to entitle such Holder to be so named in (i) the Shelf Registration Statement at the time it first became effective or (ii) any Prospectus at the later of time of filing thereof or the time the Shelf Registration Statement of which the Prospectus forms a part becomes effective, then Registration Default Damages shall accrue, on the aggregate outstanding principal amount of the Notes held by such Holder, at a rate of 0.25% per annum for the first 90 days from and including the day following the effective date of such Shelf Registration Statement or the time of filing of such Prospectus, as the case may be, and 0.50% per annum thereafter; or

(e)          if the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 3(i) hereof, then commencing on the day the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period, Registration Default Damages shall accrue on the aggregate outstanding principal amount of the Notes at a rate of 0.25% per annum for the first 90 days from and including such date, and 0.50% per annum thereafter;

provided, however, that (1) upon the filing of the Shelf Registration Statement (in the case of Section 7(a) above), (2) upon the effectiveness of the Shelf Registration Statement (in the case of Section 7(b) above), (3) upon such time as the Shelf Registration Statement which had ceased to remain effective or usable for resales again becomes effective for resales (in the case of Section 7(c) above), (4) upon the time such Holder is permitted to sell its Registrable Securities pursuant to any Shelf Registration Statement and Prospectus in accordance with applicable law (in the case of Section 7(d) above) or (5) upon the termination of the Deferral Period that caused the limit on the aggregate duration of Deferral Periods in a period set forth in Section 3(i) to be exceeded (in the case of Section 7(e) above), the Registration Default Damages shall cease to accrue.

Any amounts of Registration Default Damages due pursuant to this Section 7 will be payable in cash on the next succeeding interest payment date to Holders entitled to receive such Registration Default Damages on the relevant record dates for the payment of interest.  If a Note ceases to be outstanding during any period for which Registration Default Damages are accruing (as a result of the holder exercising its exchange or conversion rights or otherwise), the Issuer (or, if the Registration Rights Agreement Party has assumed the Issuer’s obligations as issuer of the Notes, the Registration Rights Agreement Party) will pay the liquidated damages with respect to such Note only for the period of time that such Note remained outstanding during which such Registration Default Damages were accruing.

The Registration Default Damages rate on the Notes shall not exceed in the aggregate 0.50% per annum and shall not be payable under more than one clause above for any given period of time, except that if Registration Default Damages would be payable because of more than one Registration Default, but at a rate of 0.25% per annum under one Registration Default and at a rate of 0.50% per annum under the other, then the Registration Default Damages rate shall be the higher rate of 0.50% per annum.  Other than the obligation of the Issuer (or, if the Registration Rights Agreement Party has assumed the Issuer’s obligations as issuer of the Notes, the Registration Rights Agreement Party) to pay Registration Default

Damages in accordance with this Section 7, neither the Registration Rights Agreement Party nor the Issuer will have any liability for damages with respect to a Registration Default.  If a Registration Default occurs after a Holder has exchanged its Notes for, or exchanged its Notes into, Reference Common Stock, such Holder shall not be entitled to any compensation with respect to such Reference Common Stock.

8.              No Inconsistent Agreements.  Neither the Registration Rights Agreement Party nor the Issuer has entered into, and each agrees not to enter into, any agreement with respect to its securities that is inconsistent with the registration rights granted to the Holders herein.

9.              Rule 144A and Rule 144.  So long as any Registrable Securities remain outstanding, the Registration Rights Agreement Party shall use its commercially reasonable efforts to file the reports required to be filed by it under Rule 144A(d)(4) under the Act and the Exchange Act in a timely manner and, if at any time the Registration Rights Agreement Party is not required to file such reports, it will, upon the written request of any Holder, make publicly available other information so long as necessary to permit sales of such Holder’s Registrable Securities pursuant to Rules 144 and 144A of the Act.  The Registration Rights Agreement Party covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)).  Notwithstanding the foregoing, nothing in this Section 9 shall be deemed to require the Registration Rights Agreement Party or the Issuer to register any of its securities pursuant to the Exchange Act.

10.       Amendments and Waivers.  The provisions of this Agreement may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Registration Rights Agreement Party has obtained the written consent of the Majority Holders; provided, that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Registration Rights Agreement Party shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective; provided, further, that no amendment, qualification, supplement, waiver or consent with respect to Section 7 hereof shall be effective as against any Holder unless consented to in writing by such Holder; and provided, further, that the provisions of this Section 10 may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Registration Rights Agreement Party has obtained the written consent of the Initial Purchasers and each Holder.

11.       Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

(a)         if to a Holder, at the most current address given by such holder to the Registration Rights Agreement Party in accordance with the provisions of the Notice and Questionnaire;

(b)         if to the Initial Purchasers or the Representatives, initially at the address or addresses set forth in the Purchase Agreement; and

(c)          if to IAC or the Issuer, initially at the address set forth in the Purchase Agreement.

All such notices and communications shall be deemed to have been duly given when received.

The Initial Purchasers, the Registration Rights Agreement Party or the Issuer by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

Notwithstanding the foregoing, notices given to Holders (i) holding Notes in book-entry form may be given through the facilities of DTC or any successor depository and (ii) may be given by e-mail at the e-mail address provided by such Holder in accordance with the provisions of the Notice and Questionnaire.

12.       Remedies.  Each Holder, in addition to being entitled to exercise all rights provided to it herein or in the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement; provided that specific performance will not be available for a breach by the Registration Rights Agreement Party of its obligations under Section 3 hereof, for which Registration Default Damages have been paid pursuant to Section 7 hereof.  The Registration Rights Agreement Party and the Issuer agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of the provisions of this Agreement and hereby agrees that the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Registration Rights Agreement Party’s obligations under Section 2 hereof.

13.       Successors.  This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, including, without the need for an express assignment or any consent by the Registration Rights Agreement Party and the Issuer thereto, subsequent Holders of Registrable Securities, and the indemnified persons referred to in Section 5 hereof; provided that nothing herein shall be deemed to permit any assignment of this Agreement, or transfer or other disposition of Registrable Securities to a person who is not both (a) a QIB and (b) a QP.  The Registration Rights Agreement Party and the Issuer hereby agree to extend the benefits of this Agreement to any Holder, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

14.       Counterparts.  This Agreement may be signed in one or more counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall constitute an original and all of which together shall constitute one and the same agreement.

15.       Headings.  The section headings used herein are for convenience only and shall not affect the construction hereof.

16.       Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.  The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

17.       Severability.  In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

18.       Reference Common Stock Held by the Registration Rights Agreement Party, etc.  Whenever the consent or approval of Holders of a specified percentage of Reference Common Stock is required hereunder, Reference Common Stock held by the Registration Rights Agreement Party or its Affiliates (other than subsequent Holders of Reference Common Stock if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Reference Common Stock) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

[remainder of page intentionally left blank; signature pages follow]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement by and among IAC, the Issuer and the several Initial Purchasers.

Very truly yours,

IAC FINANCECO 2, INC.

By:	/s/ Gregg Winiarski
	Name:	Gregg Winiarski
	Title:	Vice President and Assistant Secretary

IAC/INTERACTIVECORP

By:	/s/ Gregg Winiarski
	Name:	Gregg Winiarski
	Title:	Executive Vice President, General Counsel & Secretary

[Signature Page to Finco 2 Registration Rights Agreement]

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

J.P. Morgan Securities LLC

Goldman Sachs & Co. LLC

For themselves and as representatives of the Initial Purchasers

J.P. MORGAN SECURITIES LLC

By:	/s/ Kevin Cheng
	Name:	Kevin Cheng
	Title:	Vice President

GOLDMAN SACHS & CO. LLC

By:	/s/ Daniel Young
	Name:	Daniel Young
	Title:	Managing Director

[Signature Page to Finco 2 Registration Rights Agreement]

EXHIBIT A

Form of Joinder Agreement to Registration Rights Agreement

[       ], 20[  ]

Reference is hereby made to the Registration Rights Agreement, dated May 28, 2019 (the “Registration Rights Agreement”), by and among IAC FinanceCo 2, Inc., a Delaware corporation (the “Issuer”), IAC/InterActiveCorp, a Delaware corporation and the parent of the Issuer (“IAC”) and J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC, as representatives of the Initial Purchasers named on Schedule 1 of the Purchase Agreement dated as of May 21, 2019 providing for the issuance and sale of the Notes (as defined in the Registration Rights Agreement).

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.

1.             Joinder.  The undersigned hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, it shall be deemed to be a party to the Registration Rights Agreement as if it were an original signatory thereto and hereby makes as of the date of the Registration Rights Agreement the representations and warranties and expressly assumes, and agrees to perform and discharge, all of the obligations and liabilities of the “Registration Rights Agreement Party” and the “Reference Entity” under the Registration Rights Agreement, including without limitation, any indemnity and contribution obligations under the Registration Rights Agreement. All references in the Registration Rights Agreement to the “Registration Rights Agreement Party” and the “Reference Entity” shall hereafter mean the undersigned.

2.             Representations and Warranties.  The undersigned hereby represents and warrants to the Representatives that it has all requisite power and authority to execute, deliver and perform its obligations under this Joinder Agreement to the Registration Rights Agreement and it has duly and validly taken all necessary action for the consummation of the transactions contemplated hereby and by the Registration Rights Agreement and that it has duly authorized, executed and delivered this Joinder Agreement to the Registration Rights Agreement and it is a valid and legally binding agreement enforceable against such undersigned in accordance with its terms.

3.             Counterparts.  This Joinder Agreement to the Registration Rights Agreement may be signed in one or more counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall constitute an original and all of which together shall constitute one and the same agreement.

4.             Amendments.  No amendment or waiver of any provision of this Joinder Agreement to the Registration Rights Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties thereto.

5.             Headings.  The section headings used herein are for convenience only and shall not affect the construction hereof.

6.             Severability of Provisions.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

7.             Applicable Law. This Joinder Agreement to the Registration Rights Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.  The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Joinder Agreement to the Registration Rights Agreement.

[remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement to the Registration Rights Agreement as of the date first written above.

By:
Name:
Title:

The foregoing Joinder Agreement to the Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

J.P. Morgan Securities LLC

Goldman Sachs & Co. LLC

For themselves and as representatives of the Initial Purchasers

J.P. MORGAN SECURITIES LLC

By:
Name:
Title:

GOLDMAN SACHS & CO. LLC

By:
Name:
Title: